Peter J. Sherry, Jr.	One American Road
Secretary	Room 1134 WHQ
313/323-2130	Dearborn, Michigan 48126
313/248-8713 (Fax)
psherry@ford.com
March 27, 2009
Mr. Max A. Webb
Assistant Director
Division of Corporation Finance
United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-0305

Re:	Ford Motor Company (the “Company”) Preliminary Proxy Statement filed on March 24, 2009 File No. 001-02950
Dear Mr. Webb:
     The following is in response to the comments set forth in your letter of March 26, 2009 addressed to Jerome F. Zaremba, Counsel, Ford Motor Company. The numbered paragraphs below correspond to the numbered paragraphs of your March 26 letter, and we are filing herewith an amended Preliminary Proxy Statement, marked to show changes from our Preliminary Proxy Statement filed on March 24.
1.	We have recast Proposal 3 into two proposals. Proposal 3 requests shareholder approval to issue shares of common stock in a transaction or series of related transactions in amounts equal to or in excess of 20% of the number of shares of common stock outstanding prior to issuances of the common stock. Proposal 4 requests shareholder approval to issue shares of common stock in a transaction or series of related transactions to an “affiliate” in amounts that exceed one percent of the number of shares of common stock outstanding prior to such issuance.
2.	We have clarified the purposes for which we seek shareholder approval of Proposal 3 and Proposal 4 to specify that authorization to issue common stock will “permit the Company the option to use common stock to pay up to 50% of its cash payment obligations to the New VEBA,” which, of course, is explained in detail in the body of Proposal 3 and Proposal 4.
3.	We have included a brief description of the terms and conditions of the Amendment to the Settlement Agreement and have incorporated by reference Ford’s Current Report on Form 8-K filed March 13, 2009, which provides detailed disclosure of that Amendment.

4.	We have included disclosure that if the Board determines that it is in the best interests of the Company and shareholders to issue common stock to the New VEBA, shareholders will experience significant dilution.
     Ford Motor Company acknowledges that:
•	it is responsible for the adequacy and accuracy of the disclosure in the filings;
•	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filings; and
•	it may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
     We appreciate your assistance in our compliance with applicable disclosure requirements and enhancing the overall disclosures in our filings. Should you have any questions or comments regarding our responses, please call me at 313-323-2130 or Jerome F. Zaremba, Counsel, at 313-337-3913. We intend to begin printing our Proxy Statement on Monday, March 30, so we would be most appreciative if we could receive any additional thoughts or comments as soon as reasonably practicable.

Very truly yours,

Peter J. Sherry, Jr.
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